EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Chris Hepler (412) 225-3717

MSA Safety Announces Third Quarter Results
Increasing full year sales growth outlook to mid-teens, supported by robust double-digit sales and earnings growth in the third quarter

PITTSBURGH, October 24, 2023 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the third quarter of 2023.

Quarterly Highlights
•Achieved quarterly net sales of $447 million, a 17% increase year-over-year, reflecting broad-based strength across MSA's product portfolio and regions.

•Generated GAAP operating income of $94 million, or 21.1% of sales, and adjusted operating income of $101 million, or 22.7% of sales.

•Recorded GAAP net income of $65 million, or $1.65 per diluted share, and adjusted earnings of $70 million, or $1.78 per diluted share.

•Invested $13 million in capital expenditures, repaid $68 million of debt and deployed $18 million for dividends to shareholders.

“During the third quarter, the MSA team continued to deliver strong results,” said Nish Vartanian, MSA Safety Chairman and Chief Executive Officer. “Growth was broad-based across our key product platforms and regions, a testament to the resiliency of our business, our differentiated safety products and solutions, and strategic exposure to attractive end markets and long-term secular trends. Our ability to create sustainable growth is also supported by significant competitive advantages such as our purpose-driven culture, best-in-class innovation and relentless focus on solving our customers’ safety challenges.”
Mr. Vartanian added, “We remain encouraged by our progress and are excited about the opportunities ahead. With our singular mission of safety, I believe we are well-positioned to continue our strong performance and deliver value to our shareholders in the fourth quarter and beyond.”
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Financial Highlights and Balance Sheet

Financial Highlights	Three Months Ended September 30,
($ millions, except per share data)	2023	2022	% Change(a)
Net Sales	$447	$382	17%
Operating Income	94	64	46%
Adjusted Operating Income	101	75	35%
Net Income	65	45	45%
Diluted EPS	1.65	1.14	45%
Adjusted Earnings	70	57	23%
Adjusted Diluted EPS	1.78	1.45	23%
(a) Percentage change may not calculate exactly due to rounding.

Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer, commented, “Our team’s disciplined execution and commitment to continuous improvement, enabled by the MSA Business System, resulted in healthy margin expansion and robust cash generation, as well as double-digit sales growth during the third quarter. We continued to strengthen our financial position, ending the quarter at 1.3x net leverage, an improvement from 1.7x in the prior quarter. We enter the balance of the year with confidence in our capacity to deliver on our financial commitments, and based on our robust year-to-date performance, we are increasing our sales growth outlook to the mid-teens for the full year 2023.”
Conference Call
MSA Safety will host a conference call on Wednesday, October 25, 2023 at 10:00 a.m. Eastern Time to discuss its third quarter 2023 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (Toll Free) or 1-412-902-6599 (International). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net sales	$446,728	$381,694	$1,292,290	$1,084,699
Cost of products sold	227,967	212,299	678,335	608,120
Gross profit	218,761	169,395	613,955	476,579

Selling, general and administrative	102,175	82,753	289,602	247,378
Research and development	17,682	14,416	48,906	43,017
Restructuring charges	3,285	899	8,382	3,146
Currency exchange losses, net	1,496	2,979	8,781	4,788
Loss on divestiture of MSA LLC	—	—	129,211	—
Product liability expense	—	4,035	3	9,733
Operating income	94,123	64,313	129,070	168,517

Interest expense	12,498	5,962	37,149	14,158
Other income, net	(6,037)	(2,359)	(15,487)	(15,121)
Total other expense (income), net	6,461	3,603	21,662	(963)

Income before income taxes	87,662	60,710	107,408	169,480
Provision for income taxes	22,406	15,804	125,235	41,339
Net income (loss)	$65,256	$44,906	$(17,827)	$128,141

Earnings (loss) per share attributable to common shareholders:
Basic	$1.66	$1.15	$(0.46)	$3.26
Diluted	$1.65	$1.14	$(0.46)	$3.25

Basic shares outstanding	39,303	39,172	39,267	39,243
Diluted shares outstanding	39,450	39,299	39,267	39,414

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	September 30, 2023	December 31, 2022

Assets
Cash and cash equivalents	$164,499	$162,902
Trade receivables, net	294,907	297,028
Inventories	324,077	338,316
Notes receivable, insurance companies	—	5,931
Other current assets	68,336	75,949
Total current assets	851,819	880,126

Property, plant and equipment, net	205,650	207,552
Prepaid pension cost	151,400	141,643
Goodwill	620,343	620,622
Intangible assets, net	268,321	281,853
Notes receivable, insurance companies, noncurrent	—	38,695
Insurance receivable, noncurrent	—	110,300
Other noncurrent assets	96,802	96,185
Total assets	$2,194,335	$2,376,976

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,198	$7,387
Accounts payable	108,554	112,532
Other current liabilities	190,649	225,946
Total current liabilities	325,401	345,865

Long-term debt, net	715,814	565,445
Pensions and other employee benefits	137,563	137,810
Deferred tax liabilities	102,155	31,881
Product liability and other noncurrent liabilities	44,676	372,234
Total shareholders' equity	868,726	923,741
Total liabilities and shareholders' equity	$2,194,335	$2,376,976

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net income (loss)	$65,256	$44,906	$(17,827)	$128,141
Depreciation and amortization	15,504	13,797	44,965	41,883
Tax-effected loss on divestiture of MSA LLC	—	—	199,578	—
Contribution on divestiture of MSA LLC	—	—	(341,186)	—
Change in working capital and other operating	44,024	5,224	48,413	(66,121)
Cash flow from (used in) operating activities	124,784	63,927	(66,057)	103,903

Capital expenditures	(12,657)	(8,948)	(30,979)	(28,753)
Change in short-term investments	—	10,113	—	24,320
Property disposals and other investing	16	38	2,690	38
Cash flow (used in) from investing activities	(12,641)	1,203	(28,289)	(4,395)

Change in debt	(68,250)	(10,000)	168,648	27,000
Cash dividends paid	(18,485)	(18,046)	(54,999)	(53,447)
Other financing	653	1,656	(3,142)	(29,716)
Cash flow (used in) from financing activities	(86,082)	(26,390)	110,507	(56,163)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(8,501)	(13,024)	(14,152)	(23,498)

Increase in cash, cash equivalents and restricted cash	$17,560	$25,716	$2,009	$19,847

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended September 30, 2023
Net sales to external customers	$314,273	$132,455	$—	$446,728
Operating income				94,123
Operating margin %				21.1%
Restructuring charges				3,285
Currency exchange losses, net				1,496
Amortization of acquisition-related intangible assets				2,315
Transaction costs (a)				78
Adjusted operating income (loss)	93,918	22,577	(15,198)	101,297
Adjusted operating margin %	29.9%	17.0%		22.7%
Depreciation and amortization				13,189
Adjusted EBITDA	103,157	26,289	(14,960)	114,486
Adjusted EBITDA margin %	32.8%	19.8%		25.6%

Three Months Ended September 30, 2022
Net sales to external customers	$276,082	$105,612	$—	$381,694
Operating income				64,313
Operating margin %				16.8%
Restructuring charges				899
Currency exchange losses, net				2,979
Product liability expense				4,035
Amortization of acquisition-related intangible assets				2,279
Transaction costs (a)				620
Adjusted operating income (loss)	75,088	8,448	(8,411)	75,125
Adjusted operating margin %	27.2%	8.0%		19.7%
Depreciation and amortization				11,518
Adjusted EBITDA	83,945	10,980	(8,282)	86,643
Adjusted EBITDA margin %	30.4%	10.4%		22.7%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Nine Months Ended September 30, 2023
Net sales to external customers	$902,918	$389,372	$—	$1,292,290
Operating income				129,070
Operating margin %				10.0%
Restructuring charges				8,382
Currency exchange losses, net				8,781
Loss on divestiture of MSA LLC				129,211
Product liability expense				3
Amortization of acquisition-related intangible assets				6,936
Transaction costs (a)				78
Adjusted operating income (loss)	260,428	60,099	(38,066)	282,461
Adjusted operating margin %	28.8%	15.4%		21.9%
Depreciation and amortization				38,029
Adjusted EBITDA	287,628	70,296	(37,434)	320,490
Adjusted EBITDA margin %	31.9%	18.1%		24.8%

Nine Months Ended September 30, 2022
Net sales to external customers	$754,116	$330,583	$—	$1,084,699
Operating income				168,517
Operating margin %				15.5%
Restructuring charges				3,146
Currency exchange losses, net				4,788
Product liability expense				9,733
Amortization of acquisition-related intangible assets				6,922
Transaction costs (a)				1,476
Adjusted operating income (loss)	184,664	34,674	(24,756)	194,582
Adjusted operating margin %	24.5%	10.5%		17.9%
Depreciation and amortization				34,961
Adjusted EBITDA	210,201	43,708	(24,366)	229,543
Adjusted EBITDA margin %	27.9%	13.2%		21.2%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

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The Americas segment is comprised of our operations in Northern North American and Latin American geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.
Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, loss on divestiture of MSA LLC, product liability expense, amortization of acquisition-related intangible assets, and transaction costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended September 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	21%	18%	28%	11%	5%	15%	18%	3%	17%
Plus: Currency translation effects	(2)%	(2)%	(2)%	(2)%	(3)%	(4)%	(2)%	(3)%	(2)%
Constant currency sales change	19%	16%	26%	9%	2%	11%	16%	—%	15%

	Nine Months Ended September 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	13%	27%	24%	23%	10%	23%	20%	13%	19%
Plus: Currency translation effects	—%	1%	(1)%	—%	(1)%	(1)%	(1)%	(1)%	—%
Constant currency sales change	13%	28%	23%	23%	9%	22%	19%	12%	19%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended September 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	13%	23%	18%	13%	5%	15%	15%	1%	14%
Plus: Currency translation effects	—%	—%	(2)%	(3)%	(3)%	(4)%	(2)%	(3)%	(2)%
Constant currency sales change	13%	23%	16%	10%	2%	11%	13%	(2)%	12%

	Nine Months Ended September 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	9%	38%	20%	26%	10%	24%	20%	22%	20%
Plus: Currency translation effects	—%	—%	(1)%	(1)%	(2)%	(2)%	(1)%	(2)%	(1)%
Constant currency sales change	9%	38%	19%	25%	8%	22%	19%	20%	19%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended September 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	45%	3%	52%	6%	4%	15%	29%	6%	25%
Plus: Currency translation effects	(6)%	(7)%	(5)%	(2)%	(1)%	(6)%	(5)%	(4)%	(4)%
Constant currency sales change	39%	(4)%	47%	4%	3%	9%	24%	2%	21%

	Nine Months Ended September 30, 2023
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Fixed Gas and Flame Detection	Portable Gas Detection	Industrial Head Protection	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	25%	(2)%	32%	16%	11%	20%	20%	2%	18%
Plus: Currency translation effects	1%	—%	—%	2%	3%	1%	1%	—%	—%
Constant currency sales change	26%	(2)%	32%	18%	14%	21%	21%	2%	18%

Management believes that constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended September 30, 2023
	Consolidated	Americas	International

Fixed Gas and Flame Detection	26%	16%	47%
Breathing Apparatus	19%	13%	39%
Firefighter Helmets & Protective Apparel	16%	23%	(4)%
Fall Protection	11%	11%	9%
Portable Gas Detection	9%	10%	4%
Industrial Head Protection	2%	2%	3%
Core Sales	16%	13%	24%

Non-Core Sales	—%	(2)%	2%

Net Sales	15%	12%	21%

	Nine Months Ended September 30, 2023
	Consolidated	Americas	International

Fixed Gas and Flame Detection	23%	19%	32%
Breathing Apparatus	13%	9%	26%
Firefighter Helmets & Protective Apparel	28%	38%	(2)%
Fall Protection	22%	22%	21%
Portable Gas Detection	23%	25%	18%
Industrial Head Protection	9%	8%	14%
Core Sales	19%	19%	21%

Non-Core Sales	12%	20%	2%

Net Sales	19%	19%	18%

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share and percentage amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	% Change	2023	2022	% Change

Net income (loss)	$65,256	$44,906	45%	$(17,827)	$128,141	(114)%

Loss on divestiture of MSA LLC	—	—		129,211	—
Deferred tax asset write-off related to divestiture of MSA LLC	—	—		70,366	—
Product liability expense	—	4,035		3	9,733
Amortization of acquisition-related intangible assets	2,315	2,279		6,936	6,922
Transaction costs (a)	78	620		78	1,476
Restructuring charges	3,285	899		8,382	3,146
Asset related losses (gains) and other	42	4,652		(671)	4,776
Currency exchange losses, net	1,496	2,979		8,781	4,788
Income tax expense on adjustments	(2,327)	(3,331)		(9,248)	(7,400)
Adjusted earnings	$70,145	$57,039	23%	$196,011	$151,582	29%

Adjusted earnings per diluted share	$1.78	$1.45	23%	$4.97	$3.85	29%

(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income (loss) determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended September 30, 2023
Operating income	$199,690
Loss on divestiture of MSA LLC	129,211
Depreciation and amortization	50,178
Product liability expense	10,860
Restructuring charges	13,201
Currency exchange losses, net	14,248
Amortization of acquisition-related intangible assets	9,221
Transaction costs (a)	1,835
Adjusted EBITDA	$428,444

Total end-of-period debt	742,012

Debt to adjusted EBITDA	1.7

Total end-of-period debt	$742,012
Total end-of-period cash and cash equivalents	164,499
Net debt	$577,513

Net debt to adjusted EBITDA	1.3
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products and solutions that protect people and facility infrastructures. Many MSA products integrate a combination of electronics, software, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations. The company's comprehensive product line is used by workers around the world in a broad range of markets, including fire service, the oil, gas and petrochemical industry, construction, industrial manufacturing applications, heating, ventilation, air conditioning and refrigeration, utilities, mining and the military. MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices. With 2022 revenues of $1.5 billion, MSA employs approximately 5,000 people worldwide. The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America. With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America. For more information visit MSA's web site at www.MSAsafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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